UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009

Helios and Matheson North America Inc.
 (Exact name of registrant as specified in its charter)

New York	0-22945	13-3169913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South New York, NY	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 979-8228

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers.

On February 23, 2009, the Board of Directors of Helios & Matheson North America Inc. (the “Company”) and Mr. Michael Prude, the Company’s Chief Operating Officer, agreed that Mr. Prude would be terminating his employment with the Company and that his responsibilities would be redistributed to the remaining members of the Company’s senior management team. Under the terms of Mr. Prude’s employment agreement, with which the Company intends to comply, his final day with the Company will be April 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON NORTH AMERICA INC.

Date: February 26, 2009

By: /s/ Salvatore Quadrino
Name: Salvatore Quadrino
Title: Chief Executive Officer and Chief Financial Officer